Exhibit 10.4

SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Sixth Amendment to Employment Agreement is made and entered into as of March 9, 2005, by and between PriceSmart, Inc., a Delaware Corporation (“Employer”) and Edward Oats (“Executive”).

Recitals

A)	On January 11, 2000 an Employment Agreement was made and entered into by and between Employer and Executive.

B)	Effective as of November 1, 2000, Executive’s annual base salary was increased to $115,000.

C)	On January 24, 2001, a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

D)	Pursuant to a Memorandum dated October 16, 2001, Executive’s Annual Base Salary was increased to $142,000, effective as of September 1, 2001.

E)	On January 16, 2002, a Second Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

F)	On November 19, 2002, a Third Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

G)	On January 22, 2003, a Fourth Amendment to Employment Agreement was made and entered into by and between Employer and Executive;

H)	On March 15, 2004, a Fifth Amendment to Employment Agreement was made and entered into by and between Employer and Executive;

I)	Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:

Agreement

1.	Section 3.1 of the Agreement which provides:

3.1 Term. The term of Executive’s employment hereunder shall commence on March 31, 2000 and shall continue until March 31, 2005 unless sooner terminated or extended as hereinafter provided.

is hereby amended, effective March 9, 2005, to provide as follows:

3.1 Term. The term of Executive’s employment hereunder shall commence on March 31, 2000 and shall continue until March 31, 2006 unless sooner terminated or extended as hereinafter provided.

2.	All other terms of the Employment Agreement shall remain unaltered and fully effective.

Executed in San Diego, California, as of the date first written above.

EXECUTIVE	EMPLOYER

PRICESMART, INC.

Edward Oats	By:	/s/ ROBERT E. PRICE
/s/ EDWARD OATS	Name:	Robert E. Price
	By:	CEO